UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 16, 2020

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36579	20-5258327
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Saginaw Drive

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADVM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2020, the Board of Directors (the “Board”) of Adverum Biotechnologies, Inc., upon the recommendation of the Nominating and Corporate Governance Committee of the Board, increased the size of the Board to ten members and appointed Scott Whitcup, M.D. to the Board to fill the newly created directorship, effective immediately. Dr. Whitcup will serve as a Class III director of Adverum, to hold office until Adverum’s 2020 annual meeting of stockholders (the “Annual Meeting”) and until his successor is elected and qualified, or until his earlier death, resignation or removal. The Board has nominated Dr. Whitcup for re-election to a new three-year term by the Company’s stockholders at the Annual Meeting. The Board has determined that Dr. Whitcup satisfies the applicable independence requirements of the Nasdaq Listing Rules. Dr. Whitcup was also appointed to the research and development committee of the Board.

On the date of his appointment to the Board, Dr. Whitcup was granted an option to purchase 60,000 shares of Adverum’s common stock pursuant to Adverum’s 2014 Equity Incentive Award Plan. One-third of the shares subject to the option vest on each anniversary of the grant date, subject to Dr. Whitcup’s continued service to Adverum on each such vesting date.

Dr. Whitcup will participate in the Company’s standard compensation program for non-employee directors (except that his initial grant is as described above), which was filed as Exhibit 10.36 to the Company’s Annual Report on Form 10-K for the year ending December 31, 2019, which non-employee director compensation policy is incorporated herein by reference.

Additionally, Adverum and Dr. Whitcup will enter into an indemnification agreement in substantially the same form that Adverum has entered into with each of its existing directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVERUM BIOTECHNOLOGIES, INC.

Date: April 20, 2020	By:	/s/ Leone Patterson
Leone Patterson, Chief Executive Officer